                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 5, 2002

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                            333-89080            13-3692801
--------                            ---------            ----------
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE     (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)      NUMBER)             IDENTIFICATION NUMBER)

390 GREENWICH STREET, NEW YORK, NEW YORK                         10013
----------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654
                                                  --------------

Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  NOT APPLICABLE.
Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  NOT APPLICABLE.
Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  NOT APPLICABLE.
Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  NOT APPLICABLE.
Item 5.           OTHER EVENTS.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statement of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with the Securities and Exchange Commission on May 13, 2002) and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002 and July 19, 2002, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-89080) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2002-9, and shall be deemed to be part hereof and thereof.



Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  NOT APPLICABLE.
Item 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

     (c)  EXHIBITS.
Item 601(a) of Regulation S-K           DESCRIPTION
 EXHIBIT NO. (EX-23)                    -----------
 ----------
                                        Consent of KPMG LLP, independent
                                        certified public accountants of Ambac
                                        Assurance Corporation and subsidiaries
                                        in connection with TIERS(R) Principal-
                                        Protected Minimum Return Asset Backed
                                        Certificates Trust Series S&P 2002-9

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 2, 2002
                                   STRUCTURED PRODUCTS CORP.


                                   By:   /s/ MATTHEW R. MAYERS
                                        -------------------------
                                   Name:     Matthew R. Mayers
                                   Title:    Authorized Signatory

EXHIBIT INDEX

------------  ------------------------------------------------------------------
EXHIBIT NO.   DESCRIPTION                                       PAPER (P) OR
                                                                ELECTRONIC (E)
------------  ------------------------------------------------------------------
------------  ------------------------------------------------------------------
(EX-23)       Consent of KPMG LLP, independent                         E
              certified public accountants of Ambac Assurance
              Corporation and subsidiaries in connection with
              TIERS(R) Principal-Protected Minimum Return
              Asset Backed Certificates Trust Series S&P
              2002-9
--------------------------------------------------------------------------------